U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 5, 2005


                          CLEARONE COMMUNICATIONS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Utah                         0-17219                87-0398877
           ----                         -------                ----------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation or                                    Identification  No.)
       organization)


                  1825 Research Way, Salt Lake City, Utah 84119
                  ---------------------------------------------
                    (Address of principal executive offices)


                     (801) 975-7200 (Registrant's telephone
                     --------------------------------------
                          number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13E-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Departure of Director
---------------------

        David Wiener voluntarily resigned as a director of ClearOne Communications, Inc. effective January 5, 2005.



                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CLEARONE COMMUNICATIONS, INC.



Date:  January 10, 2005                 By: /s/ Zeynep Hakimoglu
                                        ---------------------------------------
                                        Zeynep  Hakimoglu, Chief Executive
                                        Officer